Exhibit 99.49

Notice to U.S. Investors

This business combination is made for the securities of a foreign company.  The business combination is subject to disclosure requirements of a foreign country that are different from those of the United States.  Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country.  You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws.  It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in the business combination, such as in open market or privately negotiated purchases.

MFE - MEDIAFOREUROPE N.V. TERMS AND CONDITIONS FOR SPECIAL VOTING SHARES These terms and conditions (the SVS Terms) will apply to the allocation, acquisition, conversion, holding, sale, repurchase and transfer of special voting shares in the share capital of MFE-MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company). 1. DEFINITIONS AND INTERPRETATION In addition to terms defined elsewhere in these SVS Terms, the definitions and other provisions in Schedule 1 apply. 2. PURPOSE OF SPECIAL VOTING SHARES The sole purpose of Special Voting Shares is to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the Company’s stability. 3. ADMINISTRATION 3.1 The Company will effectuate the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares. 3.2 In accordance with the Power of Attorney, an agent (the Agent) shall accept instructions from Shareholders to act on their behalf in connection with the allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares. 3.3 The Company will delegate its powers and duties hereunder in whole or in part to the Agent. The Agent may represent the Company and effectuate and sign on behalf of the Company all relevant documentation in respect of the Special Voting Shares, including - without limitation - deeds, confirmations, acknowledgements, transfer forms and entries in the Loyalty Register. The Company shall ensure that up-to-date contact details of the Agent will be published on the Company’s corporate website. 3.4 All costs of administration in connection with these SVS Terms and any documentation required for allocation, retransfer and conversion of Special Voting Shares shall be for the account of the Company. 4. APPLICATION FOR SPECIAL VOTING SHARES – LOYALTY REGISTER 4.1 A Shareholder may at any time opt to become eligible for Special Voting Shares by requesting the Agent, acting on behalf of the Company, to register one or more Ordinary Shares in the Loyalty Register. Such a request (a Request) will need to be made by the relevant Shareholder via its Intermediary by submitting a duly completed Election Form, including a confirmation from the relevant Intermediary that such Shareholder holds title to the Ordinary Shares included in the Request.

4.2 By signing the Election Form, the relevant Shareholder also grants the Power of Attorney, irrevocably instructing and authorizing the Agent to act on his/her/its behalf and to represent him/her/it in connection with the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares in accordance with and pursuant to these SVS Terms. 4.3 The Company and the Agent may establish an electronic registration system in order to allow for the submission of Requests by email or other electronic means of communication. The Company will publish the procedure and details of any such electronic facility, including registration instructions, on its corporate website. 4.4 Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation. 4.5 If the Request is accepted, then the relevant Ordinary Shares will be removed from the Regular Settlement System and will be registered in the Loyalty Register in the name of the requesting Shareholder. 4.6 Without prejudice to clause 4.7 the registration of Ordinary Shares in the Loyalty Register will not affect the nature or value of such shares, nor any of the rights attached thereto. They will continue to be part of the class of ordinary shares in which they were issued, and a listing with Mercato Telematico Azionario of the Borsa Italiana Stock Exchange, Spanish stock exchanges of Barcelona, Bilbao, Madrid and Valencia, or any other stock exchange shall continue to apply to such shares. All Ordinary Shares shall be identical in all respects. 4.7 The Company and the Agent will establish a procedure with Monte Titoli and Iberclear to manage the removal of Ordinary Shares from the Regular Settlement System and their registration into the Loyalty Register, and vice versa. 5. ALLOCATION OF SPECIAL VOTING SHARES A 5.1 As per the date on which an Electing Ordinary Share has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of three years (the SVS A Qualification Date), such Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one Special Voting Share A in the manner set out in clause 5.3 in respect of each of such Qualifying Ordinary Shares A.

5.2 A transfer of Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the three years holding period referred to in clause 5.1. An Electing Shareholder will not be entitled to receive Special Voting Shares A upon the occurrence of a Change of Control in respect of that Electing Shareholder. 5.3 On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation. 5.4 Any allocation of Special Voting Shares A to a Qualifying Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be charged to the Special Capital Reserve. 6. ALLOCATION OF SPECIAL VOTING SHARES B 6.1 As per the date on which a Qualifying Ordinary Share A has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of two years (the SVS B Qualification Date), such Qualifying Ordinary Share A will become a Qualifying Ordinary Share B and the holder thereof will be entitled to acquire one Special Voting Share B in the manner set out in clause 6.3 in respect of each of such Qualifying Ordinary Share B. 6.2 A transfer of Qualifying Ordinary Shares A to a Loyalty Transferee shall not be deemed to interrupt the two years holding period referred to in clause 6.1. 6.3 On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation. 6.4 The conversion of Special Voting Shares A into Special Voting Shares B will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares A and the Special Voting Shares B will be charged to the Special Capital Reserve.

7. ALLOCATION OF SPECIAL VOTING SHARES C 7.1 As per the date on which a Qualifying Ordinary Share B has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of three years (the SVS C Qualification Date), such Qualifying Ordinary Share B will become a Qualifying Ordinary Share C and the holder thereof will be entitled to acquire one Special Voting Share C in the manner set out in clause 7.3 in respect of each of such Qualifying Ordinary Share C. 7.2 A transfer of Qualifying Ordinary Shares B to a Loyalty Transferee shall not be deemed to interrupt the three years holding period referred to in clause 7.1. 7.3 On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation. 7.4 The conversion of Special Voting Shares B into Special Voting Shares C will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares B and the Special Voting Shares C will be charged to the Special Capital Reserve. 8. INITIAL ALLOCATION 8.1 In addition to the allocation of Special Voting Shares A pursuant to clause 5, Special Voting Shares A will be allocated following the completion of the Merger to those shareholders of Mediaset and Mediaset España (who will have become Shareholders upon completion of the Merger), as legal predecessors of the Company (the Initial Electing Shareholders), who have elected for registration in the Loyalty Register of Ordinary Shares to be acquired as a result of the Merger and have complied with the requirements of the Initial Allocation Procedure, including (but not limited to) the requirement (i) to submit a duly completed Initial Election Form no later than 7 Business Days prior to the date of the Mediaset EGM or the Mediaset España EGM (as the case may be), and (ii) to hold the shares in the capital of Mediaset or Mediaset España (as the case may be) included in the Initial Election Form (as well as their corresponding Ordinary Shares of the Company, as received upon completion of the Merger), from the date of submitting the Initial Election Form up to the thirtieth calendar day after the Merger Effective Date. 8.2 The Ordinary Shares acquired as a result of the Merger and elected for registration in the Loyalty Register by Initial Electing Shareholders with due observance of the terms and conditions set out in the Initial Allocation Procedure will be registered in the Loyalty Register after completion of the Merger (Initial Electing Ordinary Shares). After an uninterrupted period of thirty days since the Merger Effective Date, such Initial Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one Special Voting Shares A in the manner set out in clause 8.4 in respect of each of such Qualifying Ordinary Shares A. 8.3 A transfer of Initial Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the thirty-day holding period referred to in clause 8.1. An Initial Electing Shareholder will not be entitled to receive Special Voting Shares A upon the occurrence of a Change of Control in respect of that Initial Electing Shareholder. 8.4 The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation. 8.5 Any allocation of Special Voting Shares A to an Initial Electing Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be will be charged to the Special Capital Reserve. 9. VOLUNTARY DE-REGISTRATION 9.1 A Shareholder who is registered in the Loyalty Register may at any time request the Agent, acting on behalf of the Company, to move back some or all of its Ordinary Shares registered in the Loyalty Register to the Regular Settlement System. Such a request (a De-Registration Request) will need to be made by the relevant Shareholder through his/her/its Intermediary, by submitting a duly completed De-Registration Form. 9.2 A De-Registration Request may also be made by a Shareholder directly to the Agent (i.e. not through the intermediary services of an Intermediary), provided, however, that the Agent, acting on behalf of the Company, may in such case set additional rules and procedures to validate any such De-Registration Request, including - without limitation - the verification of the identity of the relevant Shareholder and the authenticity of such Shareholder’s submission. 9.3 By means of and as per the moment of a Shareholder submitting the De-Registration Form, such Shareholder will have waived his/her/its rights to cast any votes that accrue to the Special Voting Shares concerned in the De-Registration Form. 9.4 Upon receipt of the duly completed De-Registration Form, the Agent will examine the same and use its reasonable efforts to ensure that the Ordinary Shares as specified in the De-Registration Form will be moved back to the Regular Settlement System, starting from the last one registered, within three (3) Business Days of receipt of the De-Registration Form. 9.5 Upon de-registration from the Loyalty Register, such Ordinary Shares will no longer qualify as Initial Electing Ordinary Shares, or Electing Ordinary Shares or Qualifying

Ordinary Shares. 10. TRANSFER RESTRICTIONS SPECIAL VOTING SHARES No Shareholder shall, directly or indirectly: (a) sell, dispose of or transfer any Special Voting Share or otherwise grant any right or interest therein, unless the Shareholder is obliged to transfer Special Voting Shares in accordance with clause 12.2.; or (b) create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any Special Voting Share or any interest in any Special Voting Share. 11. MANDATORY RETRANSFERS OF SPECIAL VOTING SHARES 11.1 A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event): (a) upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9; (b) upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12; (c) upon the occurrence of a Change of Control in respect of that Shareholder; (d) upon violation of the Qualified Shareholding Obligation; and (e) upon violation of the Contract Obligation. 11.2 The retransfer obligation set forth in clause 11.1 applies to the Special Voting Shares connected to the Qualifying Ordinary Shares for which a Mandatory Retransfer Event relates. 11.3 Upon the occurrence of a transfer of Ordinary Shares to another party which does not qualify as a Loyalty Transferee the relevant Shareholder must promptly notify the Company thereof, and must make a De-Registration Request as referred to in clause 9.1. 11.4 Upon the occurrence of a Change of Control the relevant Shareholder must promptly notify the Company thereof, by submitting a Change of Control Notification, and must make a De-Registration Request as referred to in clause 9.1. 11.5 The offer and retransfer of Special Voting Shares in the circumstances pursuant to clause 11.1 by the relevant Shareholder to the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles will be effectuated by execution of a Deed of Retransfer. 11.6 If and for as long as a Shareholder is in breach with the retransfer obligation set forth in clause 11.1, the voting rights and the right to participate in general meeting of shareholders relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned. 11.7 If the Company determines (in its discretion) that a Shareholder has taken any action to avoid the application of clause 10 or clause 11, the Company may determine that clause 11.1 and 11.2 will be applied by analogy. 12. PERMITTED TRANSFERS ORDINARY SHARES – LOYALTY REGISTER 12.1 A Shareholder may transfer Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares to a Loyalty Transferee, without moving these shares to the Regular Settlement System. The Loyalty Transferee and the transferring Shareholder are obliged to deliver the documentation evidencing the transfer. 12.2 Upon a transfer of Qualifying Ordinary Shares to a Loyalty Transferee, the Special Voting Shares connected therewith must be transferred to such Loyalty Transferee as well. 13. BREACH, COMPENSATION PAYMENT 13.1 In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance. 13.2 Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a "liquidated damages" clause (schadevergoedingsbeding) and not a "punitive damages" clause (strafbeding). 13.3 To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply. 14. AMENDMENT OF THESE SVS TERMS 14.1 These SVS Terms have been established by the Board on 2019 and have been approved by the general meeting of shareholders of the Company on 2019. 14.2 These SVS Terms may be amended pursuant to a resolution by the Board, provided, however, that any material, not merely technical amendment will be subject to the approval of the general meeting of shareholders and the approval of the combined meeting of holders of Special Voting Shares of the Company, unless such amendment is required to ensure compliance with applicable laws or listing regulations. 14.3 Any amendment of the SVS Terms shall require a private deed to that effect.

14.4 The Company shall publish any amendment of these SVS Terms on the Company’s corporate website and notify the Shareholders of any such amendment through their Intermediaries. 15. GOVERNING LAW, DISPUTES 15.1 These SVS Terms are governed by and construed in accordance with the laws of the Netherlands. 15.2 Any dispute in connection with these SVS Terms and/or the Special Voting Shares will be brought before the courts of Amsterdam, the Netherlands.

SCHEDULE 1 DEFINITIONS AND INTERPRETATION 1.1 In these SVS Terms the following words and expressions shall have the following meanings, except if the context requires otherwise: Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing. Articles means the Articles of Association of the Company as in effect from time to time. Board means the board of directors of the Company. Business Day means a calendar day which is not a Saturday or a Sunday or a public holiday in the Netherlands. Change of Control means in respect of any Shareholder that is not an individual (natuurlijk persoon): any direct or indirect transfer in one or a series of transactions of (1) the ownership or control in respect of fifty per cent (50%) or more of the voting rights of such Shareholder, (2) the de facto ability to direct the casting of fifty per cent (50%) or more of the votes exercisable at general meetings of such Shareholder; and/or (3) the ability to appoint or remove half or more of the directors, executive directors or board members or executive officers of such Shareholder or to direct the casting of fifty per cent (50%) or more of the voting rights at meetings of the board, governing body or executive committee of such Shareholder; provided that no Change of Control shall be deemed to have occurred if (i) the transfer of ownership and/or control is an intragroup transfer under the same parent company; (ii) the transfer of ownership and/or control is the result of the succession or the liquidation of assets between spouses or the inheritance, inter vivo donation or other transfer to a spouse or a relative up to and including the fourth degree; or (iii) the fair market value of the Ordinary Shares held by such Shareholder represent less than twenty per cent (20%) of the total assets of the Transferred Group at the time of the transfer and the Ordinary Shares, in the sole judgment of the Company, are not otherwise material to the Transferred Group or the Change of Control transaction. Change of Control Notification means the notification to be made by a Qualifying Shareholder, an Electing Shareholders or an Initial Electing Shareholders in respect of whom a Change of Control has occurred, substantially in the form as annexed hereto as Exhibit G. Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles. Conversion Statement means the conversion statement as referred to in Article 13.11 of the Articles from the Company pursuant to which one or more Special Voting Shares A are converted into one or more Special Voting Shares B or one or more Special Voting Shares B are converted into one or more Special Voting Shares C, substantially in the form as annexed hereto as Exhibit E1 and Exhibit E2, as amended from time to time. Deed of Allocation means the private deed of allocation (onderhandse akte van uitgifte of levering) of Special Voting Shares A between a Qualifying Shareholder and (i) the Company or (ii) a special purpose entity as referred to in Article 13.6 of the Articles (as the case may be), substantially in the form as annexed hereto as Exhibit D. Deed of Retransfer means a private deed of repurchase and transfer (onderhandse akte van inkoop c.q. terugkoop en levering) of Special Voting Shares, substantially in the form as annexed hereto as Exhibit H. De-Registration Form means the form to be completed by a Shareholder requesting to de-register some or all of his/her/its Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares from the Loyalty Register and to move such shares back to the Regular Settlement System, substantially in the form as annexed hereto as Exhibit F1 and Exhibit F2. Electing Ordinary Shares means Ordinary Shares, not being Qualifying Ordinary Shares, for which a Shareholder has issued a Request for registration in the Loyalty Register. Election Form means the form to be completed by a Shareholder requesting to register one or more Ordinary Shares in the Loyalty Register, substantially in the form as annexed hereto as Exhibit C1 and Exhibit C2, as amended from time to time. Electing Shareholders means the holder of one or more Electing Ordinary Shares. Iberclear means Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A. Unipersonal, being the Spanish Central Securities Depositary. Initial Allocation Procedure means the formal procedure pursuant to which shareholders of Mediaset and Mediaset España can elect for registration of Ordinary Shares in the Loyalty Register following completion of the Merger as described in more detail in the relevant merger documentation. Initial Deed of Allocation means a private deed of allocation (onderhandse akte van toekenning) of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit B. Initial Election Form means the form completed by a shareholder of Mediaset or Mediaset España (as the case may be) requesting to register one or more Ordinary Shares to be acquired by such person pursuant to the Merger in the Loyalty Register and applying for allocation of a corresponding number of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit A1 and Exhibit A2, as amended from time to time. Initial Electing Shareholders has the meaning ascribed to that term in clause 8.1. Initial Electing Ordinary Shares has the meaning ascribed to that term in clause 8.2. Intermediary means the financial institution at which a shareholder of the Company or Mediaset or Mediaset España (as the case may be) has opened a securities account where the relevant shares are registered.

Loyalty Register means that part of the Company’s shareholder register reserved for the registration of Special Voting Shares, Qualifying Ordinary Shares, Electing Ordinary Shares and Initial Electing Ordinary Shares. Loyalty Transferee means (i) with respect to any Shareholder that is not a natural person, (A) any Affiliate of such Shareholder (including any successor of such Shareholder) that is directly or indirectly beneficially owned in substantially the same manner (including percentage) as the beneficial ownership of the transferring Shareholder or (B) the beneficiary company as part of a proportional demerger of such Shareholder, and (ii) with respect to any Shareholder that is a natural person, (A) in case of transfers inter vivos, any transferee of Ordinary Shares following succession or the division of community property between spouses or inter vivos donation to a spouse or relative up to and including the fourth degree and (B) in case of transfers mortis causa, inheritance by a spouse or by a relative up to and including the fourth degree. For the avoidance of doubt any transfer to a Loyalty Transferee cannot qualify as a Change of Control. Mediaset means Mediaset S.p.A. Mediaset EGM means the extraordinary general meeting of shareholders of Mediaset at which the Merger is put to a vote. Mediaset España means Mediaset España Comunicación S.A. Mediaset España GSM means the general meeting of shareholders of Mediaset España at which the Merger is put to a vote. Merger means the cross-border statutory merger pursuant to which Mediaset and Mediaset España (as disappearing entities) merge into the Company (as acquiring entity). Merger Effective Date means the date on which the Merger is legally effected. Monte Titoli means Monte Titoli S.p.A., being the Italian Central Securities Depositary. Ordinary Shares means ordinary shares in the share capital of the Company (including Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares). Power of Attorney means a power of attorney pursuant to which a Shareholder irrevocably authorizes and instructs the Agent to represent such Shareholder and act on his/her/its behalf in connection with any allocation, acquisition, conversion, sale, repurchase and transfer of any Special Voting Shares in accordance with and pursuant to these SVS Terms. Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles. Qualifying Ordinary Shares means Qualifying Ordinary Shares A and/or Qualifying Ordinary Shares B and/or Qualifying Ordinary Shares C. Qualifying Ordinary Shares A means (i) Initial Electing Ordinary Shares that have been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee from the Merger Effective Date up to the thirtieth calendar day after the Merger Effective Date and as such give entitlement to Special Voting Shares A and (ii) Electing Ordinary Shares that have for an uninterrupted period of at least three years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares A. Qualifying Ordinary Shares B means Qualifying Ordinary Shares A that have for an uninterrupted period of at least two years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares B. Qualifying Ordinary Shares C means Qualifying Ordinary Shares B that have for an uninterrupted period of at least three years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares C. Qualifying Shareholder means the holder of one or more Qualifying Ordinary Shares. Regular Settlement System means the process managed by Monte Titoli, Iberclear and their participants in which regular shares can be freely moved from an account to another account in name of a different person, free of payment or versus payment. Shareholder means a holder of one or more Ordinary Shares. Special Capital Reserve means a separate reserve maintained in the books of the Company to pay-up Special Voting Shares. Special Voting Shares means special voting shares in the capital of the Company. Unless the contrary is apparent, this includes Special Voting Shares A, Special Voting Shares Special Voting Shares C. B and Special Voting Company. Shares A means the special voting shares A in the share capital of the Special Voting Company. Shares B means the special voting shares B in the share capital of the Special Voting Company. Shares C means the special voting shares C in the share capital of the Transferred Group shall mean the relevant Shareholder together with its Affiliates, if any, over which control was transferred as part of the same change of control transaction within the meaning of this definition of Change of Control. 1.2 In these SVS Terms, unless the context requires otherwise: (a) references to a person shall be construed so as to include any individual, firm, legal entity (wherever formed or incorporated), governmental entity, joint venture, association or partnership; (b) references to transfer shall mean any kind of transaction whereby the ownership of a Initial Electing Ordinary Share, and/or of an Electing Ordinary Share and/or of a Qualifying Ordinary Share is changed, which will include (without limitation) a change of ownership by way of a sale, exchange, donation, contribution, merger or demerger.

(c) the headings are inserted for convenience only and shall not affect the construction of this agreement; (d) the singular shall include the plural and vice versa; (e) references to one gender include all genders; and (f) references to times of the day are to local time in the Netherlands.

EXHIBIT A1 INITIAL ELECTION FORM FOR MEDIASET SHAREHOLDERS

INITIAL ELECTION FORM FOR MEDIASET SHAREHOLDERS FOR THE ALLOCATION OF SPECIAL VOTING SHARES A OF MFE – MEDIAFOREUROPE N.V. AFTER THE MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN, S.A. WITH AND INTO MEDIASET INVESTMENT N.V. To: Mediaset S.p.A. c/o Computershare S.p.A., through the depositary intermediary, by certified e-mail to mediaset@pecserviziotitoli.it. Disclaimer 1. Data of the Initial Electing Shareholder 2. Number of Mediaset shares held in relation to which Initial Allocation of Special Voting Shares A is requested 3. Acknowledgments, agreements and authorizations The Initial Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally: a) acknowledges that he/she/it shall continuously own the Mediaset shares (as well as the corresponding Initial Electing Ordinary Shares, upon effectiveness of the Merger) in relation to which he/she/it elects to receive Special Voting Shares A starting from the date hereof up to the Initial Allocation Date A and that therefore – without prejudice to the permitted transfers as set out in the “Terms and Conditions for the initial allocation of special voting shares A” – he/she/it shall lose the right to receive Special Voting Shares A in case of transfer of such Mediaset shares (or the corresponding Initial Electing Ordinary Shares) before the Initial Allocation Date A; b) acknowledges that he/she/it shall forfeit the right to receive the Special Voting Shares A upon the Initial Allocation Date A if Mediaset does not No. of Shares ………….…………………. ISIN IT0001063210ISIN ITXXV0001089 Depositary Intermediary …….……………………..……………………….…….....…......MT account ............................................................... Name and surname or Corporate name ………………………………………………………………………………….….………………………… Tax Code: ……………………..…………….Date of birth …./.…/…… Place of birth …………….…………………………………………………. Address or registered seat ……………………………………………………………………….………………………………………………………. Telephone number. ………..….………………………………..…… E-mail address………...……….……………………………………………… (if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..………………………….…… In the quality of ………………………………………….…… Tax Code: ……………………..……….……………….Date of birth …./.…/…… Place of birth …………….……………………………………… Telephone number. ………..….……………….……………… E-mail address……………………..………………….……………………… The holder of Mediaset S.p.A. (Mediaset) shares (the Initial Electing Shareholder) must fill in and sign this Initial Election Form (the Form) pursuant to the instructions here below in order to receive the Special Voting Shares A issued as a result of the completion of the merger of Mediaset and Mediaset España Comunicación, S.A. (Mediaset España) with and into Mediaset Investment N.V. (the Merger), company which will – upon effectiveness of the Merger – be renamed MFE - MEDIAFOREUROPE N.V. (the Company). A Special Voting Share A can only be validly acquired after thirty calendar days following the effectiveness of the Merger (the Initial Allocation Date A) by a holder of an ordinary share of the Company, subject to such ordinary share being an Initial Electing Ordinary Share in accordance with, and subject to the satisfaction of the conditions set out in, the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A” available on the corporate website of Mediaset. A holder of Initial Electing Ordinary Shares can only validly acquire 1 Special Voting Share A for each Initial Electing Ordinary Share held. This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A”. This Form, duly filled in and signed by the Initial Electing Shareholder, must be sent by certified e-mail to the address indicated above and must be received by Mediaset on or before 26 August 2019 (the Final Term) through the relevant depositary intermediary with its confirmation that such Initial Electing Shareholder holds title to the Mediaset shares included in this Form. Any Form received after the Final Term shall not be valid for the purpose of issuing and assigning Special Voting Shares A upon the Initial Allocation Date A. In this Form, the defined English words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

4. Governing law and disputes The Initial Electing Shareholder (signature) (if the signing party signs this Form on behalf of the Initial Electing Shareholder, reference shall be made to the table under point No. 1 above) 5. The depositary intermediary Date ………………….. The Intermediary (Stamp and signature) a) confirms the number of Mediaset shares owned by the Initial Electing Shareholder at the date of this Form; b) undertakes to cause this Form to be received by Mediaset on behalf of the Initial Electing Shareholder within and no later than the Final Term, advanced by certified e-mail to Computershare; c) provides to change the regular ISIN of Mediaset shares (or the temporary ISIN code assigned to Mediaset shares upon request for registration for the multiple voting mechanism provided for by the articles of association of Mediaset, as the case may be) in the Special Code XXMTC0000265 reporting to Computershare every subsequent transfer of such shares. This Form, with the exception of the power of attorney required under paragraph 3), letter d) above, will be governed by Italian law. The court of Milan will be the competent court in connection with any dispute might arise in relation with this Form. Nevertheless, the Initial Electing Shareholder acknowledges and accepts that, in the light of the fact that the Company will be organized under Dutch law, the power of attorney required under paragraph (3), letter (d) above, the “Terms and Conditions for Special Voting Shares”, as well as the allocation procedure of Special Voting Shares will be governed by Dutch law and the court of Amsterdam will be competent for any dispute in connection therewith in accordance with the “Terms and Conditions for the Special Voting Shares”. receive this Form duly filled in and signed by the Final Term, but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Merger in accordance with the “Terms and Conditions for Special Voting Shares”; c) accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares” and by the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of Mediaset; d) authorizes and irrevocably instructs Computershare S.p.A. to represent the Initial Electing Shareholder and act on his/her/its behalf in connection with (i) the registration in the Loyalty Register in his/her/its name of the Ordinary Shares in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (ii) any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (iii) any retransfer to the Company and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”.

EXHIBIT A2 INITIAL ELECTION FORM FOR MEDIASET ESPAÑA SHAREHOLDERS

INITIAL ELECTION FORM FOR MEDIASET ESPAÑA SHAREHOLDERS FOR THE ALLOCATION OF SPECIAL VOTING SHARES A OF MFE – MEDIAFOREUROPE N.V. AFTER THE MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN, S.A. WITH AND INTO MEDIASET INVESTMENT N.V. To: Mediaset España Comunicación S.A. c/o Computershare Investor Service plc, Sucursal en España, through the depositary intermediary, by e-mail to telecinco@computershare.es. Disclaimer 1. Data of the Initial Electing Shareholder 2. Number of Mediaset España shares held in relation to which Initial Allocation of Special Voting Shares A is requested 3. Acknowledgments, agreements and authorizations The Initial Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally: a) acknowledges that he/she/it shall continuously own the Mediaset España shares (as well as the corresponding Initial Electing Ordinary Shares, upon effectiveness of the Merger) in relation to which he/she/it elects to receive Special Voting Shares A starting from the date hereof up to the Initial Allocation Date A and that therefore he/she/it shall lose the right to receive Special Voting Shares A in case of transfer of No. of Shares ………….…………………. Security Account no. …………………………............................................................................... Depositary Intermediary …….……………………..……………………….…….....….................................................................... Name and surname or Corporate name ………………………………………………………………………………….….………………………… Tax Code: ……………………..…………….Date of birth …./.…/…… Place of birth …………….…………………………………………………. Address or registered seat ……………………………………………………………………….………………………………………………………. Telephone number. ………..….………………………………..…… E-mail address………...……….……………………………………………… (if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..………………………….…… In the quality of ………………………………………….…… Tax Code: ……………………..……….……………….Date of birth …./.…/…… Place of birth …………….……………………………………… Telephone number. ………..….……………….……………… E-mail address……………………..………………….……………………… The holder of Mediaset España Comunicación S.A. (Mediaset España) shares (the Initial Electing Shareholder) must fill in and sign this Initial Election Form (the Form) pursuant to the instructions here below in order to receive the Special Voting Shares A issued as a result of the completion of the merger of Mediaset S.p.A. (Mediaset) and Mediaset España with and into Mediaset Investment N.V. (the Merger), company which will – upon effectiveness of the Merger – be renamed MFE - MEDIAFOREUROPE N.V. (the Company). A Special Voting Share A can only be validly acquired after thirty calendar days following the effectiveness of the Merger (the Initial Allocation Date A) by a holder of an ordinary share of the Company, subject to such ordinary share being an Initial Electing Ordinary Share in accordance with, and subject to the satisfaction of, the conditions set out in the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A” available on the corporate website of Mediaset España. A holder of Initial Electing Ordinary Shares can only validly acquire 1 Special Voting Share A for each Initial Electing Ordinary Share held. This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A”. This Form, duly filled in and signed by the Initial Electing Shareholder, must be sent by e-mail to the address indicated above and must be received by or on behalf of Mediaset España on or before 26 August 2019 (the Final Term) through the relevant depositary intermediary with its confirmation that such Initial Electing Shareholder holds title to the Mediaset España shares included in this Form. Any Initial Election Form received after the Final Term shall not be valid for the purpose of issuing and assigning Special Voting Shares A upon the Initial Allocation Date A. In this Form, the defined English words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

4. Governing law and disputes The Initial Electing Shareholder (signature) (if the signing party signs this Form on behalf of the Initial Electing Shareholder, reference shall be made to the table under point No. 1 above) 5. The depositary intermediary Date ………………….. The Intermediary (Stamp and signature) a) confirms the number of Mediaset España shares owned by the Initial Electing Shareholder at the date of this Form; b) undertakes to cause this Form to be received by or on behalf of Mediaset España on behalf of the Initial Electing Shareholder within and no later than the Final Term, advanced by e-mail to Computershare Investor Service plc, Sucursal en España; c) agrees to block the above Mediaset España shares and undertakes to communicate to Computershare Investor Service plc, Sucursal en España any movement of such shares. This Form, with the exception of the power of attorney required under paragraph (3), letter (d) above, will be governed by Spanish law. The courts of the city of Madrid will be the competent courts in connection with any dispute that might arise in relation with this Form. Nevertheless, the Initial Electing Shareholder acknowledges and accepts that, in the light of the fact that the Company will be organized under Dutch law, the power of attorney required under paragraph (3), letter (d) above, the “Terms and Conditions for Special Voting Shares”, as well as the allocation of Special Voting Shares will be governed by Dutch law and the court of Amsterdam will be competent for any dispute in connection therewith in accordance with the “Terms and Conditions for the Special Voting Shares”. Mediaset España shares (or the corresponding Initial Electing Ordinary Shares) before the Initial Allocation Date A; b) acknowledges that he/she/it shall forfeit the right to receive the Special Voting Shares A upon the Initial Allocation Date A if Mediaset España does not receive this Form duly filled in and signed by the Final Term, but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Merger in accordance with the “Terms and Conditions for Special Voting Shares”; c) accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares” and by the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of Mediaset España; d) authorizes and irrevocably instructs Computershare Investor Service plc, Sucursal en España to represent the Initial Electing Shareholder and act on his/her/its behalf in connection with (i) the registration in the Loyalty Register in his/her/its name of the Ordinary Shares in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (ii) any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (iii) any retransfer to the Company and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; e) accepts that the Mediaset España shares, in relation to which the Initial Electing Shareholder requests the allocation of Special Voting Shares A, will be blocked by the depositary intermediary; f) Personal data. Personal data provided by the Initial Electing Shareholder in the Form or generated as a consequence of its acquisition of Special Voting Shares A shall be initially processed by Mediaset España, and upon completion of the Merger, shall be processed by the Company on the basis of and for the purposes of (i) managing the corporate relationship with the Initial Electing Shareholder, (ii) complying with the “Terms and Conditions for Special Voting Shares” and (iii) complying with applicable laws. The data shall be retained by the Company while the Initial Electing Shareholder remains as a shareholder of the Company and, thereafter, while legal liabilities and duties exist. The data may be shared with agents and other intermediaries. Access, erasure and other rights can be exercised by contacting at privacidad@conecta5.es. Data protection authorities may be contacted for queries or complaints.

EXHIBIT B INITIAL DEED OF ALLOCATION

DATE: INITIAL PRIVATE DEED OF ALLOCATION relating to the allocation of special voting shares A in the capital of MFE – MEDIAFOREUROPE N.V.

DATE: PARTIES (1) MFE – MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company); and (2) [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [], registered in the [name of commercial register] under number [] (the Shareholder). OR [name individual], born in [] on [], residing at [] (the Shareholder). The parties to this Agreement are collectively referred to as the Parties and individually as a Party. RECITALS: (A) The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms. (B) The Shareholder is the owner of [] [( Initial Electing Ordinary Shares that have been registered in the Loyalty Register in accordance with the procedure as set out in clause 8 of the SVS Terms. Pursuant to clause 8.2 of the SVS Terms aforesaid Initial Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [] [()] Special Voting Shares A. (C) In view of the foregoing, the Company wishes to issue [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[], to the Shareholder (the New SVS A), such in accordance with clause 8.4 of the SVS Terms. (D) The issuance of the New SVS A has been approved by the Board on [] (the Board Resolution). (E) The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows: 1. ISSUANCE 1.1 The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed. 1.2 The New SVS A shall be registered and no share certificates shall be issued for the New SVS A. 1.3 The Company shall register the issuance of the New SVS A in its register of shareholders. 2. ISSUE PRICE The New SVS A are issued at par, and therefore at an issue price of two eurocent (EUR 0.02) per share, amounting to [] euro (EUR []) in the aggregate and are paid up in full at the expense of the Special Capital Reserve. 3. LEGAL RELATIONSHIP The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles and Dutch law. The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future. 4. GENERAL 4.1 Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement. 4.2 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart. 4.3 Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES SIGNED by ) ) ) for and on behalf of: MFE – MEDIAFOREUROPE N.V. SIGNED by ) ) ) for and on behalf of: []

EXHIBIT C1 ELECTION FORM (MONTE TITOLI)

ELECTION FORM (MONTE TITOLI SYTEM) FOR THE REGISTRATION OF ORDINARY SHARES OF MFE – MEDIAFOREUROPE N.V. IN THE LOYALTY REGISTER To: Computershare S.p.A, as Agent for MFE – MEDIAFOREUROPE N.V. through the depositary intermediary by certified e-mail to mediaforeurope@pecserviziotitoli.it. Disclaimer Data of the Electing Shareholder 1. Number of Ordinary Shares in relation to which the registration in the Loyalty Register is requested in order to receive Special Voting Shares A 2. Declarations and power of attorney 3. The Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally: a) accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com); b) authorizes and irrevocably instructs Computershare S.p.A., as Agent – who also acts on behalf of the Company – to represent the Electing Shareholder and act on his/her/its behalf in connection with the registration, in the name of the Electing Shareholder, of the Ordinary Shares in the Loyalty Register, as well as with any issuance, No. of Shares ………….…………………. Security Account no. …………………………..................................... Depositary Intermediary …….……………………..……………………..….MT Account ....................................... Name and surname or Corporate name ……………………………………………………………………………….. Tax Code: ……………………..……Date of birth …./.…/…… Place of birth …………….…………………………. Address or registered seat ……………………………………………………………………….………………………. Telephone number………..….………………… E-mail address….....……….……………………………………… (if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..…………… In the quality of ………………………………….. Tax Code: ……………………..…….Date of birth …./.…/…… Place of birth …………….…………………………. Telephone number………..….………………… E-mail address….....……….……………………………………… This Election Form (the Form) shall be completed and signed by the Electing Shareholder, in accordance with the instructions contained herein, to elect to receive special voting shares A (the Special Voting Shares A) in the share capital of MFE – MEDIAFOREUROPE N.V. (the Company) and shall be sent by certified e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Electing Shareholder holds title to the Ordinary Shares included in this Form. This Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein. By submitting this Form, duly completed and signed, to the Agent, you – as Electing Shareholder – are hereby electing to obtain Special Voting Shares A and in this respect the Ordinary Shares for which you elect registration (the Electing Ordinary Shares) will be registered in the Loyalty Register of the Company.

Governing law and disputes 4. The Electing Shareholder (signature) (if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above) The depositary intermediary 5. Date ………………….. The Intermediary (Stamp and signature) _ a) confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Form; b) provides to change the regular ISIN of Ordinary Shares in the Special Code (•) reporting to Computershare S.p.A. every subsequent transfer of such shares. This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”. allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; c) accepts that the Special Voting Shares A will be uncertificated and registered in the Loyalty Register of the Company.

EXHIBIT C2 ELECTION FORM (IBERCLEAR)

ELECTION FORM (IBERCLEAR SYTEM) FOR THE REGISTRATION OF ORDINARY SHARES OF MFE – MEDIAFOREUROPE N.V. IN THE LOYALTY REGISTER To: Computershare Investor Service plc, Sucursal en España, as Agent for MFE – MEDIAFOREUROPE N.V. through the depositary intermediary by e-mail to telecinco@computershare.es. Disclaimer Data of the Electing Shareholder 1. Number of Ordinary Shares in relation to which the registration in the Loyalty Register is requested in order to receive Special Voting Shares A 2. Declaration and Power of Attorney 3. The Electing Shareholder, through the transmission of this Election Form, duly completed, irrevocably and unconditionally: No. of Shares ........................................................................................................................................ Depositary Intermediary …….……………………..………………..…...................................................... Security Account no. (with Iberclear participant) …………………………................................................ Name and surname or Corporate name ……………………………………………………………………………….. Date of birth …./.…/…… Place of birth …………….…………………………. Tax Code: ……………………..…… Address or registered seat ……………………………………………………………………….………………………. Tel. n. ………..….………………… E-mail address….....……….……………………………………… (if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..…………… In the quality of ………………………………….. Date of birth …./.…/…… Place of birth …………….…………………………. Tax Code: ……………………..……. Tel. n. ………..….………………… E-mail address….....……….……………………………………… This Election Form shall be completed and signed, in accordance with the instructions contained herein, to elect to receive special voting shares A (the Special Voting Shares A) in the share capital of MFE - MEDIAFOREUROPE N.V. (the Company) and shall be sent by e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Electing Shareholder holds title to the Ordinary Shares included in this Election Form. This Election Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Election Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein. By submitting this Election Form, duly completed and signed, to the Agent, you – as Electing Shareholder – are hereby electing to obtain Special Voting Shares A and in this respect the Ordinary Shares for which you elect registration (the Electing Ordinary Shares) will be registered in the Loyalty Register of the Company.

Governing law and disputes 4. The Electing Shareholder (signature) (if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above) Depositary intermediary 5. Date ………………….. The Intermediary (Stamp and signature) _ The Depositary Intermediary a) confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Election Form; b) provides the transfer of the above Ordinary Shares to the Company in its Monte Titoli account n. ………….. in favour of the Electing Shareholder. This Election Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Election Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”. a) accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com); b) authorizes and irrevocably instructs Computershare Investor Service plc, Sucursal en España, as Agent – who also acts on behalf of the Company – to represent the Electing Shareholder and act on his/her/its behalf in connection with the registration, in the name of the Electing Shareholder, of the Ordinary Shares in the Loyalty Register, as well as with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; c) accepts that the Special Voting Shares will be uncertificated and registered in the Loyalty Register of the Company.

EXHIBIT D DEED OF ALLOCATION

DATE: PRIVATE DEED OF ALLOCATION relating to the allocation of special voting shares A in the capital of MFE – MEDIAFOREUROPE N.V.

DATE: PARTIES (1) MFE – MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company); and (2) [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [], registered in the [name of commercial register] under number [] (the Shareholder). OR [name individual], born in [] on [], residing at [] (the Shareholder). The parties to this Agreement are collectively referred to as the Parties and individually as a Party. RECITALS: (A) The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms. (B) The Shareholder is the owner of [] [()] Electing Ordinary Shares that have been registered in the Loyalty Register for an uninterrupted period of three (3) years. Pursuant to clause 5 of the SVS Terms aforesaid Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [] [()] Special Voting Shares A. (C) In view of the foregoing, the Company wishes to issue [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[], to the Shareholder (the New SVS A), such in accordance with clause 5.3 of the SVS Terms. (D) The issuance of the New SVS A has been approved by the Board on [] (the Board Resolution). (E) The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows: 1. ISSUANCE 1.1 The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed. 1.2 The New SVS A shall be registered and no share certificates shall be issued for the New SVS A. 1.3 The Company shall register the issuance of the New SVS A in its register of shareholders. 2. ISSUE PRICE The New SVS A are issued at par, and therefore at an issue price of two eurocent (EUR 0.02) per share, amounting to [] euro (EUR []) in the aggregate and are paid up in full at the expense of the Special Capital Reserve. 3. LEGAL RELATIONSHIP The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles and Dutch law. The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future. 4. GENERAL 4.1 Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement. 4.2 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart. 4.3 Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES SIGNED by ) ) ) for and on behalf of: MFE – MEDIAFOREUROPE N.V. SIGNED by ) ) ) for and on behalf of: []

EXHIBIT E1 CONVERSION STATEMENT (CONVERSION OF SPECIAL VOTING SHARES A INTO SPECIAL VOTING SHARES B)

CONVERSION STATEMENT relating to the conversion of special voting shares A in the capital of MFE – MEDIAFOREUROPE N.V. Date: []

Introduction MFE – MEDIAFOREUROPE N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms. [] holds [] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each (the Existing SVS A), whereby the Ordinary Shares corresponding to the Existing SVS A have become Qualifying Ordinary Shares B as from [], and thus giving entitlement to Special Voting Shares B, such in accordance with clause 6 of the SVS Terms. Conversion In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS A are converted into an equal number of Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each (the New SVS B), such in accordance with article 13.11 of the Company’s articles of association and clause 6.3 of the SVS Terms. This conversion takes immediate effect. The New SVS B shall be registered and no share certificates shall be issued for the New SVS B. The Company shall register the issuance of the New SVS B in its register of shareholders. The difference between the nominal value of the Existing SVS A and of the New SVS B, amounting to [•] euro (EUR [•]) in the aggregate, are paid in full at the expense of the Special Capital Reserve. The issuance of the New SVS B has been approved by the Board on [•]. Signed in on [•]. MFE – MEDIAFOREUROPE N.V.: By Its : : [Agent]

EXHIBIT E2 CONVERSION STATEMENT (CONVERSION OF SPECIAL VOTING SHARES B INTO SPECIAL VOTING SHARES C)

CONVERSION STATEMENT relating to the conversion of special voting shares B in the capital of MFE – MEDIAFOREUROPE N.V. Date: []

Introduction MFE – MEDIAFOREUROPE N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms. [] holds [] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each (the Existing SVS B), whereby the Ordinary Shares corresponding to the Existing SVS B have become Qualifying Ordinary Shares C as from [], and thus giving entitlement to Special Voting Shares C, such in accordance with clause 7 of the SVS Terms. Conversion In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS B are converted into an equal number of Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each (the New SVS C), such in accordance with article 13.11 of the Company’s articles of association and clause 7.3 of the SVS Terms. This conversion takes immediate effect. The New SVS C shall be registered and no share certificates shall be issued for the New SVS C. The Company shall register the issuance of the New SVS C in its register of shareholders. The difference between the nominal value of the Existing SVS B and of the New SVS C, amounting to [•] euro (EUR [•]) in the aggregate, are paid in full at the expense of the Special Capital Reserve. The issuance of the New SVS C has been approved by the Board on [•]. Signed in on [•]. MFE – MEDIAFOREUROPE N.V.: By Its : : [Agent]

EXHIBIT F1 DE-REGISTRATION FORM (MONTE TITOLI)

DE-REGISTRATION FORM (MONTE TITOLI SYSTEM) FOR DE-REGISTRATION OF ORDINARY SHARES OF MFE – MEDIAFOREUROPE N.V. FROM THE LOYALTY REGISTER To: Computershare S.p.A., as Agent for MFE – MEDIAFOREUROPE N.V., to be advanced by certified email to mediaforeurope@pecserviziotitoli.it. Disclaimer Data of Shareholder registered in the Loyalty Register 1. Number of Ordinary Shares, starting from the last one registered, in relation to which the De-Registration from the Loyalty Register is requested 2. 3. Acknowledgment, representations and undertakings Governing law and disputes 4. The Shareholder (signature) This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam, the Netherlands, as provided by the “Terms and Conditions for Special Voting Shares”. The Shareholder, through the submission of this Form duly completed, irrevocably and unconditionally instructs and authorizes the Agent, who acts also on behalf of the Company, to credit the above indicated intermediary with the Ordinary Shares to be de-registered and, pursuant to the “Terms and Conditions for Special Voting Shares”, acknowledges: a) as from the date hereof, the Ordinary Shares included in this Form will no longer be registered in the Loyalty Register; b) to be no longer entitled to hold or acquire the Special Voting Shares in respect of the Ordinary Shares included in this Form; c) that the Agent, who acts also on behalf of the Company, shall transfer to the Company, or a designated special purpose entity, such number of Special Voting Shares corresponding to the Ordinary Shares included in this De-Registration Form for no consideration; and d) as from the date hereof the Shareholder, to the extent he holds Special Voting Shares, he is considered to have waived the voting rights attached to these Special Voting Shares, effected by this Form. No. of Ordinary Shares …………………………. Average book value (for Italian residents tax purpose) ………………….. Depositary intermediary to whom crediting the shares …….……………………………..……………………………………. Shareholder Security Account ………………………………..………..……. MT Account …………………………….………. Name and surname or Corporate name ………………………………………………………………………………….….……….. Date of birth …/.…/…… Place of birth ………………………………………………. Tax code ………………………………… Address or registered seat ……………………………………………………………………….……………………………….…… Tel. ………………….…… E-mail ……………….………………………………………… (if the signing party acts on behalf of the Registered Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..……………….…… In the quality of ……………………………………… Date of birth …/.…/…... Place of birth ……………………………………………… Tax code …………………….…………… Tel. ………………….…… E-mail ……………….………………………………………….. This De-Registration Form (Form) shall be completed and signed in accordance with the instructions contained herein, to request de-registration of Ordinary Shares registered in the Loyalty Register of MFE – MEDIAFOREUROPE N.V. (the Company). This De-Registration Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, which documentation is available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Form will have the meaning as set out in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein. The shareholder must send this Form duly completed and signed to the Agent above through the intermediary and/or a Monte Titoli participant in order to get the Ordinary Shares on your account with such depositary Intermediary.

Intermediary 5. Date ……………………… The Intermediary (Stamp and signature) _ Tel. ……………………………… e-mail ………………………………………………………………….……. The Monte Titoli Participant (Stamp and signature) The Depositary Intermediary and/or the Monte Titoli participant, if different from the depositary, undertakes to change the Special Code, attributed to the Ordinary Shares registered in the Loyalty Register, into the regular ISIN code.

EXHIBIT F2 DE-REGISTRATION FORM (IBERCLEAR)

DE-REGISTRATION FORM (IBERCLEAR SYSTEM) FOR DE-REGISTRATION OF ORDINARY SHARES OF MFE – MEDIAFOREUROPE N.V. FROM THE LOYALTY REGISTER To: Computershare Investor Service plc, Sucursal en España, as Agent for MFE – MEDIAFOREUROPE N.V., to be advanced by e-mail to telecinco@computershare.es. Disclaimer Data of Shareholder registered in the Loyalty Register 1. Number of Ordinary Shares, starting from the last one registered, in relation to which the De-Registration from the Loyalty Register is requested 2. Acknowledgment, representations and undertakings 3. Governing law and disputes 4. The Shareholder (signature) This De-Registration Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this De-Registration Form will be brought before the courts of Amsterdam, the Netherlands as provided by Terms and Conditions for Special Voting Shares. The Shareholder, through the submission of this De-Registration Form duly completed, irrevocably and unconditionally instructs and authorizes the Agent, who acts also on behalf of the Company, to credit the above indicated Intermediary with the Ordinary Shares to be de-registered and, pursuant the Terms and Conditions for Special Voting Shares, acknowledges: a) as from the date hereof, the Ordinary Shares included in this De-Registration Form will no longer be registered in the Loyalty Register; b) to be no longer entitled to hold or acquire the Special Voting Shares in respect of the Ordinary Shares included in this De-Registration Form; c) that the Agent, who acts also on behalf of the Company, shall transfer to the Company or a designated special purpose entity such number of Special Voting Shares corresponding to the Ordinary Shares included in this De-Registration Form for no consideration; and d) as from the date hereof the Shareholder, to the extent he holds Special Voting Shares, he is considered to have waived the voting rights attached to these Special Voting Shares, effected by this De-Registration Form. No. of Ordinary Shares ………………………...................................................................................................................…. Depositary intermediary to whom crediting the shares …….……………………………..……………………………………. Shareholder Security Account no. (with Iberclear participant)……………………..……..….………………………………..… Name and surname or Corporate name ………………………………………………………………………………….….……….. Date of birth …/.…/…… Place of birth ………………………………………………. Tax code ………………………………… Address or registered seat ……………………………………………………………………….……………………………….…… Tel. ………………….…… E-mail ……………….………………………………………… (if the signing party acts on behalf of the Registered Shareholder, please fill in the following table including data relating to the signing party) Name and surname …………………………………..……………….…… In the quality of ……………………………………… Date of birth …/.…/…... Place of birth ……………………………………………… Tax code …………………….…………… Tel. ………………….…… E-mail ……………….………………………………………….. This De-Registration Form shall be completed and signed in accordance with the instructions contained herein, to request de-registration of Ordinary Shares registered in the Loyalty Register of MFE – MEDIAFOREUROPE N.V. (the Company). This De-Registration Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, which documentation is available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this De-Registration Form will have the meaning as set out in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein. You must send this De-Registration Form duly completed and signed to the Agent above through the Intermediary and/or an Iberclear participant in order to get the Ordinary Shares on your account with such depositary Intermediary.

Intermediary 5. Date, ……………………… The Intermediary (Stamp and signature) _ Tel. ……………………………… e-mail ………………………………………………………………….……. The Iberclear Participant (Stamp and signature) The Depositary Intermediary and/or the Iberclear participant, if different from the depositary, accepts to receive on behalf of the Shareholder the above Ordinary Shares to be credited to his securities account above indicated Tel. ……………………………… e-mail ………………………………………………………………….…….

EXHIBIT G CHANGE OF CONTROL NOTIFICATION

CHANGE OF CONTROL NOTIFICATION TO NOTIFY MFE – MEDIAFOREUROPE N.V. OF THE OCCURRENCE OF A CHANGE OF CONTROL RELATING TO THE HOLDER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER 1. DECLARATION OF CHANGE OF CONTROL I hereby declare that a Change of Control has occurred in relation to the undersigned, as holder of Ordinary Shares registered in the Loyalty Register of the Company. This Change of Control Notification is accompanied by the attached duly completed De-Registration Form in relation to all Ordinary Shares as stated under Paragraph 4 of this Change of Control Notification. 2. DATE AND CAUSE OF CHANGE OF CONTROL Date on which the Change of Control occurred: Cause of Change of Control: 3. PERSONAL DETAILS OF HOLDER Name(s) of Holder(s): Address: City: Zip Code: Country: Capacity, if applicable (full title): Phone Number:_ E-mail address: Please read, complete and sign this Change of Control Notification in accordance with the instructions contained herein. This Change of Control Notification should be read in conjunction with the terms and conditions with respect to special voting shares (the SVS Terms), which are available on the corporate website (www.mfemediaforeurope.com) of MFE – MEDIAFOREUROPE N.V. (the Company). Capitalized terms used but not defined in this notification will have the same meaning as set out in the SVS Terms. Please send the duly completed Change of Control Notification together with a duly completed De-Registration Form, which is available on the corporate website (www.mfemediaforeurope.com) of the Company, to Computershare S.p.A.

(This Change of Control Notification must be signed by the registered holder(s) exactly as such name(s) appear(s) in the Loyalty Register of the Company). If the signature is placed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above, including full title. 4. NUMBER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER Aggregate number of Ordinary Shares registered in the Loyalty Register of the Company in your name: Number: 5. GOVERNING LAW, DISPUTES This Change of Control Notification is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Change of Control Notification will be brought before the courts of Amsterdam, the Netherlands. SIGNATURE Shareholder’s signature Name of shareholder Date

EXHIBIT H DEED OF RETRANSFER

DATE: PRIVATE DEED OF RETRANSFER of special voting shares in the capital of MFE – MEDIAFOREUROPE N.V.

DATE: PARTIES (1) [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [], registered in the [name of commercial register] under number [] (the Shareholder); and OR [name individual], born in [] on [], residing at [] (the Shareholder); and (2) MFE – MEDIAFOREUROPE N.V. a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company).1 The parties to this Agreement are collectively referred to as the Parties and individually as a Party. RECITALS: (A) The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for their long-term ownership of shares in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms. (B) [The Shareholder is the owner of fully paid up [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[] acquired on [] by way of an issuance (the Offered SVS).] OR [The Shareholder is the owner of fully paid up [] [()] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[] through SVSB-[] acquired on [] by way of a conversion (the Offered SVS).] OR [The Shareholder is the owner of fully paid up [] [()] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[] through SVSC-[] acquired on [] by way of a conversion (the Offered SVS).] 1 The Company may also designate a special purpose entity as referred to in Article 13.6 of the Company’s articles to acquire the Special Voting Shares. If this is the case, definition the “Company” to be changed into the “Special Purpose Entity” and where required the deed will be modified accordingly.

OR [The Shareholder is the owner of (i) fully paid up [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[] acquired on [] by way of an issuance and (ii) fully paid up [] [()] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[] through SVSB-[] acquired on [] by way of a conversion (collectively the Offered SVS).] OR [The Shareholder is the owner of (i) fully paid up [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[] acquired on [] by way of an issuance and (ii) fully paid up [] [()] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[] through SVSC-[] acquired on [] by way of a conversion (collectively the Offered SVS).] OR [The Shareholder is the owner of (i) fully paid up [] [()] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[] through SVSB-[] acquired on [] by way of a conversion and (ii) fully paid up [] [()] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[] through SVSC-[] acquired on [] by way of a conversion (collectively the Offered SVS).] OR [The Shareholder is the owner of (i) fully paid up [] [()] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[] through SVSA-[] acquired on [] by way of an issuance, (ii) fully paid up [] [()] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[] through SVSB-[] acquired on [] by way of a conversion and (iii) fully paid up [] [()] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[] through SVSC-[] acquired on [] by way of a conversion (collectively the Offered SVS).] (C) On [], Computershare S.p.A., acting on behalf of the Company, received a duly completed De-Registration Form with respect to [] Qualifying Ordinary Shares of the Shareholder, registered in the Loyalty Register. (D) In view of the foregoing, the Shareholder wishes to offer and transfer to the Company the corresponding Special Voting Shares, being the Offered SVS, for no valuable consideration (om niet), such in accordance with clause 11.5 of the SVS Terms. (E) The Company and the Shareholder shall hereby effect the repurchase and transfer of the Offered SVS in accordance with Section 2:98 and Section 2:86c of the Dutch Civil Code and the terms set out below.

THE PARTIES AGREE as follows: 1. REPURCHASE 1.1 The Shareholder hereby offers and transfers the Offered SVS for no valuable consideration (om niet) to the Company and the Company hereby accepts the same from the Shareholder. 1.2 The Offered SVS are registered and no share certificates have been issued for the Offered SVS. 2. WARRANTIES The Shareholder warrants to the Company that he has full and unencumbered title to the Offered SVS. 3. ACKNOWLEDGMENT The Company shall record the transfer of the Offered SVS effected by this deed in its register of shareholders. 4. GENERAL 4.1 Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement. 4.2 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart. 4.3 Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES SIGNED by ) ) ) for and on behalf of: [] SIGNED by ) ) ) for and on behalf of: MFE – MEDIAFOREUROPE N.V. (as approved by the Board on )